UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 20, 2007
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32434 (Commission File Number)	37-1149138 (I.R.S. Employer Identification No.)
440 Maine Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Exhibits
SIGNATURES
Bylaws

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 20, 2007, the Board of Directors of Mercantile Bancorp, Inc. (the “Company”) adopted an amendment, effective immediately, to Article VI (entitled “Shares of Stock”), Sections 2, 3, 4, 5 and 6 of the By-Laws of the Company dated July 9, 1999, as amended through May 21, 2007. The amendment was made to permit shares to be held in uncertificated form to comply with the American Stock Exchange listing standards setting forth the requirements for the Direct Registration System. The Bylaws, as amended to date, are attached hereto as an exhibit.
Item 9.01 Exhibits
     (c) Exhibits:

Exhibit Number	Description

99.1	Bylaws of Mercantile Bancorp, Inc., as amended Through November 20, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.
By:	/s/ Ted T. Awerkamp
	Name:	Ted T. Awerkamp
	Title:	President and Chief Executive Officer
Date: November 20, 2007